UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2008

Zhongpin Inc.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	333-112111 (Commission File Number)	54-2100419 (IRS Employer Identification No.)

21 Changshe Road, Changge City, Henan Province People’s Republic of China (Address of principal executive offices)		(Zip Code)

011 86 374-6216633
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS
AND FINANCIAL STATEMENTS

Item 4.01. Changes in Registrant’s Certifying Accountant.

On June 10, 2008, our audit committee chairman notified our independent registered public accounting firm, Child, Van Wagoner & Bradshaw, PLLC (“CVWB”), that we would no longer require its services as our independent registered accounting firm. We are making this change to engage a China-based office of an international accounting firm.

During the past two fiscal years, the reports of CVWB on our financial statements were unqualified. The reports of CVWB for either of the last two fiscal years contained no adverse opinion or disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope or accounting principles. During our two most recent fiscal years and the subsequent period through the date of CVWB’s dismissal on June 10, 2008, there were no disagreements with CVWB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

As previously disclosed in our Current Report on Form 8-K, dated March 19, 2008, during the 2007 audit CVWB advised the audit committee of our board of directors (the “Audit Committee”) that certain items in our financial statements for the fiscal year ended December 31, 2006 and the first three quarters of 2007 were not accounted for properly under U.S. generally accepted accounting principles. We have since filed our Annual Report on Form 10-K, which reflected the foregoing matter. In addition, following the 2007 audit, CVWB reported to the Audit Committee internal control matters that it concluded to be deficiencies. Based upon the letter of CVWB, we disclosed the following deficiencies in Item 4 to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2008:

● our lack of a system of timely recording certain cash receipts and disbursements;

● the need to hire additional accounting personnel to prepare, supervise and review general ledger reconciliations at our subsidiaries; and

● our failure to have an effective method of accounting for certain non-routine transactions and estimates.

We have made the contents of this Current Report on Form 8-K available to CVWB and have requested it to furnish a letter to the Securities and Exchange Commission as to whether CVWB agrees or disagrees with, or wishes to clarify, our expression of its views. A copy of CVWB’s letter to the Commission is included as Exhibit 16.1 to this Current Report on Form 8-K.

On June 10, 2008, we engaged a new principal accounting firm, BDO Guangdong Dahua Delu CPAs. During our two most recent fiscal years, we have not consulted the newly-engaged accountant on any matters of accounting or disclosure for transactions during those periods.

The change in our independent registered accounting firm was approved by our Audit Committee.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished herewith:

Exhibit No.  Document

16.1   Letter from Child, Van Wagoner & Bradshaw, PLLC, regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZHONGPIN INC. (Registrant)

Dated: June 11, 2008	By:	/s/ Xianfu Zhu
Name: Xianfu Zhu
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document

16.1	Letter from Child, Van Wagoner & Bradshaw, PLLC, regarding change in certifying accountant.